Statements of Changes in Net Assets Available for Benefits - Minerals Technologies Inc. Savings and Investment Plan [Member] - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 28,649,000	$ 36,603,000
Dividends	3,763,000	3,633,000
Interest	1,887,000	2,016,000
Investment income	34,299,000	42,252,000
Interest from notes receivable from participants	382,000	354,000
Contributions:
Participants	14,905,000	14,334,000
Employer	7,035,000	6,977,000
Total contributions	21,940,000	21,311,000
Total additions	56,621,000	63,917,000
Reductions from net assets attributed to:
Benefits paid to participants	36,981,000	43,300,000
Administrative expenses	140,909	226,381
Total reductions	37,122,000	43,526,000
Net increase	19,499,000	20,391,000
Net assets available for benefits:
Beginning of year	360,739,000	340,348,000
End of year	$ 380,238,000	$ 360,739,000